                                   Exhibit 4.1


                        AMENDMENT NO. 5


           Amendment No. 5 dated as of May 15, 1995, between FOREST OIL CORPORATION, a corporation duly and validly existing under the laws of the State of New York (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

           The Company, the Banks and the Agent are parties to a Credit Agreement dated as of December 1, 1993, as amended by Amendment No. 1 dated as of December 28, 1993, Amendment No. 2 dated as of January 27, 1994, Amendment No. 3 dated as of June 3, 1994 and Amendment No. 4 dated as of April 13, 1995 (as amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the
Company   in   an   aggregate  principal  amount  not   exceeding $50,000,000.
The Company, the Banks and the Agent wish to amend the Credit Agreement to provide that the Company may incur Non-Recourse Indebtedness pursuant to the Anschutz Note (as defined in Section 2 hereof) and to amend the Credit Agreement in certain other respects, and accordingly, the parties hereto hereby agree as follows:

           Section 1. Definitions. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement and are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

           A. The definition of "Non-Recourse Debt" in Section 1.01 of the Credit Agreement shall be amended by deleting the number "$500,000" therein and inserting the number "$1,000,000" in its place. Such definition is further amended by inserting the following at the end of such definition:

                "Notwithstanding the foregoing,  the  Obligations

               (as  defined in the Purchase Agreement on the  date  of Amendment
               No. 5) of the Company, Forest Oil of  Canada Ltd.   or   604228
               Alberta,  Ltd.  pursuant   to  the Company/Purchaser Transaction
               Documents (as defined  in the Purchase Agreement on the date of
               Amendment No. 5), including,  without limitation,    the
               Anschutz Indebtedness, shall be considered Non-Recourse Debt, provided that if (a) any claim or claims in the aggregate in excess of $1,000,000 is made against the Company by or through Anschutz with respect to the payment of the Obligations or the costs and expenses incurred by or on behalf of Anschutz in collecting the same seeking any recourse against the Company other than with respect to the Company's, Forest Oil of Canada Ltd.'s or 604228 Alberta Ltd.'s interest in the Anschutz Collateral or (b) the Purchase
               Agreement,  the Anschutz   Note  or  any  of  the  other
               Transactions Documents  (as  defined in the Purchase  Agreement)
               is  amended,   modified  or  supplemented  to  expand   the
               circumstances in which Anschutz may assert any claim thereunder with respect to the payment of the Obligations or the costs and expenses incurred by or on behalf of Anschutz in
               collecting the same with recourse to   the  Company  (other  than
               with  respect  to  the Company's,  Forest  Oil  of  Canada
               Ltd.'s  or  604228    Alberta  Ltd.'s  interest in the Anschutz
               Collateral), the Obligations incurred pursuant to the Purchase Agreement, the Anschutz Note or any of such other Transaction Documents shall cease to be Non-Recourse Debt. Upon (i) the payment in full by the Company of the Anschutz
               Note or the conversion of the entire principal amount of the Anschutz Note into common stock of the Company in accordance with the terms of the Anschutz Note and (ii) the release of any Anschutz Collateral (following the payment or conversion of the Anschutz Note as set forth in clause (i) above), the immediately preceding sentence shall be of no further force or effect and be without implication as to the status of the remaining Obligations (as defined in the Purchase Agreement)."

           B. The definition of "JEDI Collateral" in Section 1.01 of the Credit Agreement shall be amended by inserting the following at the end of such definition:

                ";  provided,  further, however,  that  the  term

               "Mortgaged   Properties",  as  defined  in  the JEDI Agreement,
               shall include the oil and gas leases, oil, gas and mineral leases, and other mineral leases that cover lands or interests previously covered by an expired lease that, prior to
               such   expiration, constituted  JEDI  Collateral  and  is
               described  on Schedule I to Amendment No. 5."

           C. The following definitions shall be added in alphabetical order in Section 1.01 of the Credit Agreement:

                "Amendment No. 5" shall mean Amendment No. 5 to this Agreement dated as of May 15, 1995.

                "Anschutz Collateral" shall mean the "Collateral" as defined in the Purchase Agreement on the date of Amendment No. 5.

                "Anschutz" shall mean The Anschutz Corporation, a Kansas corporation.
                  "Anschutz  Indebtedness"   shall  mean the Indebtedness  of
     the Company consisting of or evidenced by the Anschutz Note, in the principal amount at any time outstanding not in excess of $9,900,000, and the guaranty thereof by each of Forest Oil of Canada Ltd. and 604228 Alberta Ltd.

               "Anschutz Note" shall mean the Nonrecourse Secured Convertible Promissory Note dated May 15, 1995 of the Company payable to the order of Anschutz.

                "Purchase Agreement" shall mean the Purchase Agreement dated as of May 15, 1995 between Anschutz and the Company, as the same shall be amended, modified and supplemented and in effect from time to time.

           D. Section 9.08 of the Credit Agreement is hereby amended by adding the following at the end of such Section:

           "Notwithstanding any provision of this Section 9.08 to the contrary, the Company will not, and will not permit any of its Restricted Subsidiaries to make or permit to remain outstanding any Investment in Forest Oil of Canada Ltd. or 604228 Alberta Ltd. other than Investments that were made prior to January 1,

           1995."

           E. The Credit Agreement is amended by adding a new Section 9.24 therein to read as follows:

                "9.24  Amendments to Transaction Documents.   The  Company will
           not, and will not permit any Subsidiary to change, agree or consent to any amendment, modification or supplement to any of the Transaction Documents (as defined in the Purchase Agreement)
           without  the  prior written   consent  of  the  Majority  Banks;
           provided, however, that the Company may, and may permit any Subsidiary, to change, agree or consent to any such amendment, modification or supplement without the prior written consent of the Agent or the Banks if such amendment, modification or supplement
           (i)  does  not materially  change the benefits to be  derived  by the Company from the consummation of the transactions contemplated by the Transaction Documents as in effect on the date
           of Amendment No. 5, (ii) does not expand in   any  material  respect
           the circumstances under which Anschutz may assert any claim under the Transaction Documents with recourse to the Company (other than with respect to the Company's, Forest Oil of Canada Ltd.'s or 604228 Alberta Ltd.'s interest in the Anschutz Collateral and
           (iii) could not reasonably be expected to have an adverse effect on the Banks or the Agent."

           F. Section 10(b) of the Credit Agreement shall be amended by deleting the proviso at the end of such Section and replacing it as follows:

                 ";provided that (i) a default under the JEDI Agreement shall not be an Event of Default under this Section 10(b) unless such a default has occurred and a claim is made against the Company by or through the JEDI Lender seeking any recourse against the Company other than with respect to the Company's
           interest  in the   JEDI   Collateral,  (ii)  a  default  under
           the Participation Agreement shall not be an Event of Default under this Section 10(b) unless such a default has occurred and a claim is made against the Company by or through First Chicago seeking recourse against the Company other than with respect to the Company's interest in the First Chicago Collateral and (iii) a default under Anschutz Note shall not be an Event of

           Default under this Section 10(b) unless such a default has occurred and a claim is made against the Company by or through Anschutz seeking recourse against the Company other than with respect to the Company's or its Subsidiaries' interest in the Anschutz Collateral."

            Section  3.   Representations  and  Warranties.   The Company
represents and warrants to the Agent and the Banks that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 5.

            Section  4.   Conditions Precedent.   As  provided  in Section 2
above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

           A. Execution by All Parties. This Amendment No. 5 shall have been executed and delivered by each of the parties hereto.

           B.   Documents.   The Agent shall  have  received  the following
     documents, each of which shall be satisfactory to the Agent in form and substance:

           (1) Corporate Documents. The following documents, each certified as indicated below:

                  (a) a certificate of the Secretary or an Assistant Secretary of the Company, dated as of a recent date and certifying (i) that, except as noted therein and approved by
           the Agent, the by-laws  of the   Company  have not been amended
           since the  date  of  the  certification    thereto delivered
           pursuant to Section 7.01 of the Credit Agreement, (ii) that except as noted therein and approved by the Agent, the charter of  the Company has not been amended since the date  of the
           certification  thereto  furnished   pursuant  to  Section  7.01
           of the Credit Agreement, (iii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment No. 5 and the Credit Agreement as amended hereby and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (iv) as to the incumbency and specimen signature of the officer of the Company executing this Amendment; and

                  (b) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or such Assistant Secretary of the Company, and a corresponding certificate of another officer of the Company as to its signing officers.

           (2) Opinion of Counsel to the Company. An opinion of Daniel McNamara, Counsel of each of the Obligors, dated the date of this Amendment No. 5, confirming the opinions set forth in Exhibit C of the Credit Agreement, except that references to the Credit Agreement shall be to the Credit Agreement as amended by this Amendment No. 5 (and each Obligor hereby instructs such counsel to deliver such opinion to the Banks and the Agent).

           (3) Transaction Documents. Copies of each document delivered by, on behalf of, or at the request of the Company, Anschutz or the JEDI Lender in connection with the Transactions (as defined in the Purchase Agreement).

           (4) Other Documents. Such other documents as the Agent or any Bank or special counsel to the Agent may reasonably request.

           (5)   Opinions Pursuant to Transaction  Documents.   A letter  from
     each counsel to the Company or any of its Subsidiaries that delivered an opinion pursuant to any of the Transaction Documents (as defined in the Purchase Agreement), other than the Security Documents (as defined in the Purchase Agreement), dated the date of this Amendment No. 5 and stating that the Agent and the Banks may rely  on each  such  opinion  delivered pursuant to  the  Transaction
     Documents (and the Company hereby instructs and shall  cause   each
     such Subsidiary to instruct such counsel to deliver such letters to the Banks and the Agent).

            Section 5.  Consent.  Each of the Banks hereby consents to  the following and agrees that the occurrence of any of the following shall not constitute an Event of Default under the Credit Agreement: (i) the release by the Agent of the Anschutz Collateral from the Lien of the Security Agreement (to the extent any of such Collateral is subject to any such Lien); provided the amount of Cash Collateral (as defined in the Collateral Account Agreement referenced in the Purchase Agreement) shall not exceed $2,000,000, (ii) the amendment to the JEDI Agreement as provided in the Form of JEDI
Restructure Agreement attached as Exhibit  J to   the   Purchase
Agreement,  which  includes,   among   other provisions, the elimination of
the right of the Company to place a subordinated lien on the JEDI Collateral in favor of the Banks without being in violation of the JEDI Agreement, (iii) the conversion of the Anschutz Note into shares of
common  stock  of the   Company  as  provided  in  the  Anschutz  Note,
(iv) the consummation of the transactions contemplated by (x) the JEDI Restructure Agreement as in effect on the date of Amendment No. 5 and
(y) Sections 1.1(a), 1.1(b)(1) and 1.2 of the Purchase Agreement as in effect on the date of Amendment No. 5 and (v) the repayment of Indebtedness outstanding under the JEDI Agreement with the proceeds received by the Company from the exercise of the Tranche A Warrants and/or the Tranche B Warrants (as such terms are defined in the Purchase Agreement).

            Section 6.  Miscellaneous.  Except as herein provided, the Credit
Agreement shall remain unchanged and in full force and effect.   This
Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed inaccordance with, the law of the State of New York.

            Section 7. Release of Anschutz Collateral and Certain JEDI Mortgaged Property. Each Bank hereby authorizes the Agent, and the Agent hereby agrees that, from time to time, at the expense of the Company, the Agent shall execute such releases of (x) the Anschutz Collateral and (y) the JEDI Collateral described on Schedule I hereto from the Lien of the Security Agreement as the Company may reasonably request in order to fully effect the purposes of this Amendment No. 5.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

                             FOREST OIL CORPORATION

                             By
                               --------------------------
                               Title:


                             THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION)

                             By
                               --------------------------
                               Title:


                             CHRISTIANA BANK
                              (NEW YORK BRANCH)


                             By:
                                -------------------------
                                Name:
                                Title:


                             THE FIRST NATIONAL BANK
                              OF BOSTON


                             By:
                                 --------------------------
                                 Name:
                                 Title:


                             THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION), as Agent

                             By
                               --------------------------
                               Title:

                                  Exhibit 4.1
                                   SHEDULE I


        FOC
      LEASE NO.            LESSOR               LESSEE       DATE  BOOK PAGE  COUNTY                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
TX-193025-000010-U  William K. Morgan and     Forest Oil   4/10/95  148  216 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    wife, Alma Morgan         Corporation           518  220   Zapata  Survey (sometimes referred to as the
                                                                                       B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas

TX-193025-000010-V  William K. Morgan and     Forest Oil   4/10/95  148  221 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    wife, Alma Morgan, et al  Corporation           518  225   Zapata  Survey (sometimes referred to as the
                                                                                       B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas

TX-193025-000010-W  Belinda S. Canales,       Forest Oil  2/3/95    148   62 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    dealing herein in her     Corporation           514  356   Zapata  Survey (sometimes referred to as the
                    separate property                                                  B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas

TX-193025-000010-X  Olinda S. Guerra,         Forest Oil  2/3/95    148   66 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    dealing herein in her     Corporation           514  361   Zapata  Survey (sometimes referred to as the
                    separate property                                                  B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas

TX-193025-000010-Y  Leticia S. Gonzales,      Forest Oil  2/3/95    148   70 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    dealing herein in her     Corporation           514  366   Zapata  Survey (sometimes referred to as the
                    separate property                                                  B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas

TX-193025-000010-Z  Felipe F. Suarez and      Forest Oil  2/3/95    148   74 Jim Hogg  666.50 acres, being all of the F. C. Guerra
                    wife, Sarina S. Suarez    Corporation           514  371   Zapata  Survey (sometimes referred to as the
                                                                                       B. S. & F. Survey No. 86), A-142 in Jim Hogg
                                                                                       County, Texas and A-436 in Zapata County,
                                                                                       Texas


                                     Page 1

                                   SCHEDULE I



        FOC
      LEASE NO.            LESSOR               LESSEE       DATE  BOOK PAGE  COUNTY                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                    Eulalia Vela, et al       Forest Oil                     Jim Hogg  A tract of land comprised of 249.475 acres,
                                              Corporation                      Zapata  being the Northeast portion at a 2100.725
                                                                                       acre tract as described in Partition Deed
                                                                                       dated September 11, 1951 to Hector Vela
                                                                                       recorded in Volume 32, Pages 463-65, Deed
                                                                                       Records of Jim Hogg County, Texas and being
                                                                                       the south 9.835 acres out of Survey 581,
                                                                                       E. P. Ashley, Jim Hogg County, Abstract
                                                                                       No. 5, Patent No. 598 dated December 18,
                                                                                       1885 save and except for that portion of
                                                                                       said 735.28 acre tract which is located
                                                                                       within the exterior boundary of the
                                                                                       Inexco-Vela No. 1 Gas Unit, described in
                                                                                       Unit Declaration dated October 28, 1981 and
                                                                                       recorded in Volume 89, Page 363 Oil and Gas
                                                                                       Lease Records at Jim Hogg County, Texas

                    Eulalia Vela, et al       Forest Oil                     Jim Hogg  A tract of land covering lands outside 320
                                              Corporation                      Zapata  acres of land surrounding and being the unit
                                                                                       for the Energy Development Corporation -
                                                                                       Loma Vieja Well No. 1 and being a part of
                                                                                       the Energy Development Corporation 1347.25
                                                                                       acre lease as described in a MEMORANDUM OF
                                                                                       OIL AND GAS LEASE and recorded in Volume
                                                                                       124, Pages 279 et seq., of the Oil & Gas
                                                                                       Records of Jim Hogg County, Texas. Said 320
                                                                                       acre unit being approximately 141.66 acres
                                                                                       in Zapata County, Texas and approximately
                                                                                       178.34 acres in Jim Hogg County, Texas, and
                                                                                       also being within the T. & N. O. R.R. Co.
                                                                                       Survey No. 5, A-100 in Zapata County and
                                                                                       A-318 in Jim Hogg County.

                                                                                       The said 320 acre unit being more
                                                                                       particularly described by metes and bounds
                                                                                       as follows:
                                      Page 2

                                   SCHEDULE I


        FOC
      LEASE NO.            LESSOR               LESSEE       DATE  BOOK PAGE  COUNTY                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       BEGINNING at the Southwest corner of the
                                                                                       said T. & N. O. R.R. Survey No. 5; the same
                                                                                       being the Southwest corner of the said
                                                                                       1347.25 acre lease.

                                                                                       THENCE:  NORTH, along the West boundary of
                                                                                       the said T. & N. O. R. R. Co. Survey No. 5,
                                                                                       a distance of 3399.8' to a point for the
                                                                                       Northwest corner of this 320 acre unit.

                                                                                       THENCE:  EAST or parallel to the South
                                                                                       boundary of said Survey No. 5, a distance
                                                                                       of 4100' to the Northeast corner of this 320
                                                                                       acre unit.

                                                                                       THENCE:  SOUTH or parallel to the West
                                                                                       boundary of said Survey No. 5, a distance of
                                                                                       3399.8' to a point in the South boundary of
                                                                                       said Survey No. 5, for the Southeast corner
                                                                                       of this 320 acre unit.

                                                                                       THENCE:  WEST, along the South boundary of
                                                                                       said Survey No. 5, a distance of 4100' to the
                                                                                       point of BEGINNING and CONTAINING 320 acres
                                                                                       of land.

                                                                                       A tract of land covering lands outside 320
                                                                                       acres of land surrounding and being the unit
                                                                                       for the Energy Development Corporation -
                                                                                       Loma Vieja Well No. 4 and being a part of the
                                                                                       Energy Development Corporation 1347.25 acre
                                                                                       lease as described in a MEMORANDUM OF OIL AND
                                                                                       GAS LEASE and recorded in Volume 124, Pages
                                                                                       279 et seq., of the Oil & Gas Records of Jim
                                                                                       Hogg County, Texas. Said 320 acre unit being
                                                                                       approximately 220 acres

                                     Page 3

                                   SCHEDULE 1


        FOC
      LEASE NO.            LESSOR               LESSEE       DATE  BOOK PAGE  COUNTY                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       in Zapata County, Texas and approximately 100
                                                                                       acres in Jim Hogg County, Texas, and also
                                                                                       being partly within the T. & N. O. R.R. Co.
                                                                                       Survey No. 5, A-100 in Zapata County and
                                                                                       A-318 in Jim Hogg County, and also being
                                                                                       partly within the H. & G.R.R. Co. Survey
                                                                                       No. 3, A-51 in Zapata County and A-183 in
                                                                                       Jim Hogg County.

                                                                                       The said 320 acre unit being more
                                                                                       particularly described by metes and bounds
                                                                                       as follows:

                                                                                       BEGINNING at the Northwest corner of the
                                                                                       Energy Development Corporation 320 acre
                                                                                       unit, Loma Vieja Well No. 1, for the
                                                                                       Southwest corner of this 320 acre unit in
                                                                                       the West boundary of said Survey No. 5, and
                                                                                       being NORTH-3399.8' from the Southwest
                                                                                       corner of said Survey No. 5; the same being
                                                                                       the Southwest corner of the said 1347.25
                                                                                       acre lease.

                                                                                       THENCE:  NORTH, along the West boundary of
                                                                                       said Survey No. 5 and of said Survey No. 3,
                                                                                       a distance of 5280' to a point inthe West
                                                                                       boundary of said Survey No. 3, for the
                                                                                       Northwest corner of this 320 acre unit.

                                                                                       THENCE:  EAST or parallel to the South
                                                                                       Boundary of said Survey No. 5, a distance of
                                                                                       2640' to the Northeast corner of this 320
                                                                                       acre unit.

                                                                                       THENCE:  SOUTH or parallel to the West
                                                                                       boundary

                                     Page 4


        FOC
      LEASE NO.            LESSOR               LESSEE       DATE  BOOK PAGE  COUNTY                 DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       of said Surveys Nos. 3 & 5, a distance of
                                                                                       5280' to a point in the North boundary of
                                                                                       the said Energy Development Corporation 320
                                                                                       acre unit, Loma Vieja Well No. 1, for the
                                                                                       Southeast corner of this 320 acre unit.

                                                                                       THENCE:  WEST or parallel to the South
                                                                                       boundary of said Survey No. 5, a distance of
                                                                                       2640' to the point of BEGINNING and
                                                                                       CONTAINING 320 acres of land.

                                                                                       A tract of land covering lands outside 160
                                                                                       acres of land surrounding and being the unit
                                                                                       for the Energy Development Corporation -
                                                                                       Loma Vieja Well No. 2 and being a part of
                                                                                       the Energy Development Corporation 1347.25
                                                                                       acre lease as described in a MEMORANDUM OF
                                                                                       OIL AND GAS LEASE and recorded in Volume
                                                                                       124, Pages 279 et seq., of the Oil & Gas
                                                                                       Records of Jim Hogg County, Texas.  Said 160
                                                                                       acre unit being in Jim Hogg County, Texas
                                                                                       and being within the T. & N. O. R.R. Co.
                                                                                       Survey No. 5, A-100 in Zapata County and
                                                                                       A-318 in Jim Hogg County, and also being
                                                                                       within the H. & G. N. R.R. Co. Survey No. 3,
                                                                                       A-51 in Zapata County and A-183 in Jim Hogg
                                                                                       County.

                                                                                       The said 160 acre unit being more
                                                                                       particularly described by metes and bounds
                                                                                       as follows:

                                                                                       BEGINNING at a point in the South boundary
                                                                                       of the Energy Development Corporation 160
                                                                                       acre unit, Loma Vieja Well no. 3, for the
                                                                                       Northwest corner of
                                    Page 5
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                                                                                       this 160 acre unit, and being NORTH-8679.8',
                                                                                       EAST-1725.72', SOUTH-914.28' and
                                                                                       EAST-219.63' from the Southwest corner of
                                                                                       the said 1347.25 acre lease and of the said
                                                                                       T. & N. O. R.R. Co. Survey No. 5.

                                                                                       THENCE: EAST, parallel to the South
                                                                                       boundary of said Survey No. 5, at 694.65'
                                                                                       cross the East boundary of the Energy
                                                                                       Development Corporation 320 acre unit,
                                                                                       Loma Vieja Well No. 4, at 2420.37' pass the
                                                                                       Southeast corner of the Energy Development
                                                                                       Corporation 160 acre unit, Loma Vieja Well
                                                                                       No. 3, in all 2640' to the Northeast corner
                                                                                       of this 160 acre unit.

                                                                                       THENCE:  SOUTH, parallel to the West
                                                                                       boundary of said Surveys Nos. 3 & 5, a
                                                                                       distance of 2640' to the Southeast corner
                                                                                       of this 160 acre unit.

                                                                                       THENCE:  WEST, parallel to the South boundary
                                                                                       of said Survey No. 5, at 1945.35' cross the
                                                                                       East boundary of the Energy Development
                                                                                       Corporation 320 acre unit, Loma Vieja Well
                                                                                       No. 4, in all 2640' to the Southwest corner
                                                                                       of this 160 acre unit.

                                                                                       THENCE:  NORTH, parallel to the West boundary
                                                                                       of said Surveys Nos. 5 & 3, a distance of
                                                                                       2640' to the point of BEGINNING and
                                                                                       CONTAINING 160 acres of land.

                                                                                       A tract of land covering lands outside 160
                                                                                       acres of land surrounding and being the unit
                                                                                       for the Energy Development Corporation - Loma
                                                                                       Vieja Well No. 2
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                                                                                       and being a part of the Energy Development
                                                                                       Corporation 1347.25 acre lease as described
                                                                                       in a MEMORANDUM OF OIL AND GAS LEASE and
                                                                                       recorded in Volume 124, Pages 279 et seq.,
                                                                                       of the Oil & Gas Records of Jim Hogg County,
                                                                                       Texas.  Said 160 acre unit being
                                                                                       approximately 5.4 acres in Zapata County,
                                                                                       Texas and approximately 154.6 acres in
                                                                                       Jim Hogg County, Texas, and also being
                                                                                       within the H. & G. N. R.R. Co., Survey
                                                                                       No. 3, A-51 in Zapata County and A-183 in
                                                                                       Jim Hogg County.

                                                                                       The said 160 acre unit being more
                                                                                       particularly described by metes and
                                                                                       bounds as follows:

                                                                                       BEGINNING at a point in the North boundary of
                                                                                       the Energy Development Corporation 320 acre
                                                                                       unit, Loma Vieja Well No. 4, and said point
                                                                                       being NORTH-8679.8' and EAST-1725.72' from
                                                                                       the Southwest corner of the said 1347.25 acre
                                                                                       lease and of the T. & N. O. R.R. Co. Survey
                                                                                       No. 5, A-100 in Zapata County and A-318 in
                                                                                       Jim Hogg County.

                                                                                       THENCE:  NORTH, parallel to the West boundary
                                                                                       of the H. & G. N. R. R. Co. Survey No. 3, a
                                                                                       distance of 1725.72' to the Northwest corner
                                                                                       of this 160 acre unit.

                                                                                       THENCE:  EAST, parallel to the South boundary
                                                                                       of said Survey No. 5, a distance of 2640' to
                                                                                       the Northeast corner of this 160 acre unit.

                                     Page 7
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                                                                                       THENCE:  SOUTH, parallel to the West
                                                                                       boundary of said Survey No. 3, a distance of
                                                                                       2640' to the Southeast corner of this 160
                                                                                       acre unit.

                                                                                       THENCE:  WEST, parallel to the South boundary
                                                                                       of said Survey No. 5, at 1725.72' cross the
                                                                                       East boundary of the said Energy Development
                                                                                       Corporation 320 acre unit, Loma Vieja Well
                                                                                       No. 4, in all 2640' to the Southwest corner
                                                                                       of this 160 acre unit.

                                                                                       THENCE:  NORTH, parallel to the West boundary
                                                                                       of said Survey No. 3, a distance of 914.28'
                                                                                       to the point of BEGINNING and CONTAINING 160
                                                                                       acres of land.

                                                                                       ALL OF THE ABOVE covered lands, also covering
                                                                                       the following depths:

                                                                                       Depths below fourteen thousand six hundred
                                                                                       seventy eight feet (14,678') being 100 feet
                                                                                       below the stratigraphic equivalent of the
                                                                                       deepest producing horizon in the Loma Vieja
                                                                                       #1 well, as to the 320 acres held by the
                                                                                       Loma Vieja #1 Well; and

                                                                                       Depths below fourteen thousand six hundred
                                                                                       sixty four feet (14,664') being 100 feet
                                                                                       below the stratigraphic equivalent of the
                                                                                       deepest producing horizon in the Loma Vieja
                                                                                       #4 well, as to 320 acres held by the Loma
                                                                                       Vieja #4 well; and  Depths below ten
                                                                                       thousand three hundred forty feet
                                     Page 8
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                                                                                       (10,340') being 100 feet below the
                                                                                       stratigraphic equivalent of the deepest
                                                                                       producing horizon in the Loma Vieja #2 well,
                                                                                       as to 117.9 acres held by the Loma Vieja #2
                                                                                       well which lies outside the boundaries of the
                                                                                       acreage held by the Loma Vieja #4 well; and

                                                                                       Depths below ten thousand three hundred four
                                                                                       feet (10,304') being 100 feet below the
                                                                                       stratigraphic equivalent of the deepest
                                                                                       producing horizon in the Loma Vieja #3 well,
                                                                                       as to 140.81 acres held by the Loma Vieja #3
                                                                                       well which lies outside the boundaries of the
                                                                                       acreage held by the Loma Vieja #4 well.

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